Exhibit 10.16

EXECUTION VERSION

INCREMENTAL TERM LOAN AND REVOLVING COMMITMENT ASSUMPTION AGREEMENT

THIS INCREMENTAL TERM LOAN AND REVOLVING COMMITMENT ASSUMPTION
AGREEMENT, dated as of December 20, 2019 (this “Agreement”), is among BCI IV OPERATING PARTNERSHIP LP, a Delaware limited partnership (the “Borrower”), the other Loan Parties (as defined in the Credit Agreement (defined below)) solely for purpose of Section VI hereof, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Agent”), and the Additional Lender (defined below).

RECITALS

WHEREAS, the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Agent are parties to the Second Amended and Restated Credit Agreement, dated as of November 19, 2019 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”). Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

WHEREAS, the Borrower has requested an increase in the Revolving Commitments (such increase in the Revolving Commitments, the “Incremental Revolving Commitment”) and an increase in the Incremental Term Commitments (such increase in the Incremental Term Commitments, the “2019 Incremental Term Commitment” and, together with the Incremental Revolving Commitment, the “Incremental Commitments”) pursuant to Section 2.22 of the Credit Agreement as more particularly set forth herein, and the Agent and the Additional Lender (defined below) have agreed to such Incremental Commitments, subject to the terms and conditions set forth herein.

WHEREAS, the Borrower desires to borrow $7,500,000 of Incremental Term Loans on the date hereof (the “Requested Incremental Term Loan”), which Requested Incremental Term Loan shall be funded in its entirety by the Additional Lender.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I.COMMITMENTS. Zions Bancorporation, N.A. dba Vectra Bank Colorado (together with its successors and permitted assigns, the “Additional Lender”) hereby commits on the terms set forth in this Agreement to make the Incremental Commitments as set forth on Schedule A available to the Borrower on the Increase Effective Date (defined below) subject to the conditions precedent set forth in Section III below. After giving effect to the Incremental Commitments and the funding of the Requested Incremental Term Loan on the date hereof, the aggregate Commitments shall be as set forth on Schedule B hereto. Agent, Borrower and the Additional Lender agree that as of the Increase Effective Date, the Additional Lender shall be a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, including, without limitation, this Agreement. The address of the Additional Lender for purposes of all notices and other communications under the Credit Agreement and the other Loan Documents is as set forth on the Administrative Questionnaire delivered by the Additional Lender to the Agent.

III.REPRESENTATIONS. The Borrower, on its own behalf and on behalf of the other Loan Parties, hereby represents, warrants and confirms that the representations and warranties in Article III of the Credit Agreement and the other Loan Documents are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) as of the date hereof, except to the extent any such representation or warranty relates solely to an earlier date, in which case such representation or warranty shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case

Exhibit 10.16

such representation or warranty shall be true and correct in all respects) on and as of such earlier date, and the representations and warranties contained in Section 3.04 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) or (b), as applicable, of Section 5.01 of the Credit Agreement. Additionally, the Borrower represents and warrants that immediately before and after giving effect to this Agreement on the date hereof, no Default or Event of Default exists.

IV.CONDITIONS TO EFFECTIVENESS. This Agreement will become effective on the first date (the “Increase Effective Date”) on which the following conditions are satisfied:

A.    The Agent shall have received counterparts of this Agreement executed and delivered by the Borrower, the other Loan Parties, the Additional Lender and the Agent.

B.    The Agent shall have received a Borrowing Request for the Requested Incremental Term Loan to be made on the date hereof in substantially the form of Exhibit H to the Credit Agreement and in accordance with Section 2.03 of the Credit Agreement.

C.    If so requested by the Additional Lender, the Agent shall have received Notes made by the Borrower and payable to such Additional Lender.

D.    The Agent shall have received a certificate of each Loan Party, signed by a Financial Officer of such Loan Party and dated as of the Increase Effective Date, certifying (i) that attached thereto is a true and complete copy of each organizational document of such entity certified (to the extent applicable) as of a recent date by the Secretary of State of the state of its incorporation or organization, as the case may be, (ii) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors, managers, or other applicable governing body of such entity authorizing the Incremental Commitments and the execution, delivery and performance of the documents executed in connection with this Agreement, (iii) that attached thereto is a certificate of good standing (or certificate of similar meaning) with respect to each such entity issued as of a recent date by the Secretary of State of the state of its incorporation or organization, as the case may be, (iv) as to the incumbency and specimen signature of each officer executing any documents delivered in connection with this Agreement on behalf of such entity, and (v) in the case of the Borrower, that (x) the representations and warranties contained in Article III of the Credit Agreement and the other Loan Documents are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the Increase Effective Date, except to the extent any such representation or warranty relates solely to an earlier date, in which case such representation or warranty shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date, and the representations and warranties contained in Section 3.04 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) or (b), as applicable, of Section 5.01 of the Credit Agreement and (y) no Default or Event of Default exists; provided that in the case of the certificate delivered with respect to the Borrower or any Guarantor, such certificate can certify that there have been no changes to such documents or items described in the foregoing clauses (i) or (iv) since the delivery thereof to the Agent on or after the Effective Date.

E.    The Agent shall have received all reasonable fees and other amounts due and payable by the Borrower to the Agent on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all out of pocket expenses required pursuant to the terms of the Credit Agreement to be reimbursed or paid by the Borrower in connection herewith.

F.    As of the date hereof, both immediately before and immediately after entering into this Agreement, no Default or Event of Default exists.

Exhibit 10.16

G.    After giving effect to this Agreement, the Borrower is in compliance with the requirements of Sections 2.22(a) and (e) of the Credit Agreement.

IV.TERMS GENERALLY. Other than as set forth herein, for all purposes under the Credit Agreement and the other Loan Documents, (i) the Incremental Revolving Commitment and any Loan made using the Incremental Revolving Commitment (such Loans, the “Incremental Revolving Loans”) shall have the same terms as the initial Revolving Commitments and initial Revolving Loans, respectively, and shall be treated for all terms and conditions as the same Class of Commitments and Loans, as applicable, as the initial Revolving Commitments and initial Revolving Loans, as applicable, and (ii) the 2019 Incremental Term Commitment and any Loan made using the 2019 Incremental Term Commitment (such Loans, the “2019 Incremental Term Loans”) shall have the same terms as the initial Incremental Term Commitments and initial Incremental Term Loans, respectively, and shall be treated for all terms and conditions as the same Class of Commitments and Loans, as applicable, as the initial Incremental Term Commitments and initial Incremental Term Loans, as applicable. Upon the occurrence of the Increase Effective Date, (x) the Incremental Revolving Commitment and any Incremental Revolving Loans shall automatically and without further action by any Person constitute, for all purposes of the Credit Agreement and the other Loan Documents, Revolving Commitments and Revolving Loans, respectively, and (y) the 2019 Incremental Term Commitment and any 2019 Incremental Term Loans shall automatically and without further action by any Person constitute, for all purposes of the Credit Agreement and the other Loan Documents, Incremental Term Commitments and Incremental Term Loans, respectively. The Agent shall take any and all action as may be reasonably necessary to ensure that (i) the Incremental Revolving Commitment and the Incremental Revolving Loans are included in each repayment or commitment reduction, as applicable, of Revolving Commitments and Revolving Loans, as applicable, on a pro rata basis, and (ii) the 2019 Incremental Term Loans are included in each repayment of Incremental Term Loans on a pro rata basis. For avoidance of doubt, the Increase Effective Date shall constitute the “Increase Effective Date” under the Credit Agreement for the purposes of the Incremental Commitments.

V.CREDIT AGREEMENT GOVERNS. Notwithstanding anything to the contrary set forth in this Agreement, the Credit Agreement or the other Loan Documents and for the avoidance of doubt, the obligation of the Additional Lender to make (i) its Incremental Commitments available, in each case, on the Increase Effective Date shall be subject to the satisfaction or waiver of the conditions set forth in Section III above, (ii) its portion of Revolving Loans from time to time thereafter shall be subject to the terms and conditions of the Credit Agreement applicable to Revolving Loans, and (iii) its portion of Incremental Term Loans from time to time thereafter shall be subject to the terms and conditions of the Credit Agreement applicable to Incremental Term Loans.

VI.CONFIRMATION OF GUARANTY. Each Loan Party (a) confirms its obligations under the Guaranty or Subsidiary Guaranty, as applicable, (b) confirms that its obligations under the Credit Agreement as modified hereby constitute “Obligations” (as defined in the Credit Agreement), (c) confirms its guarantee of the Obligations under the Guaranty or Subsidiary Guaranty, as applicable, (d) confirms that its obligations under the Credit Agreement as modified hereby are entitled to the benefits of the guarantee set forth in the Guaranty or Subsidiary Guaranty, as applicable and (e) agrees that the Credit Agreement as modified hereby is the Credit Agreement under and for all purposes of the Guaranty and Subsidiary Guaranty, as applicable. Each Loan Party, by its execution of this Agreement, hereby confirms that the Obligations shall remain in full force and effect.
VII.ADDITIONAL LENDER. The Additional Lender (i) confirms that it has received a copy of the Credit Agreement, the other Loan Documents and any amendments and exhibits thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it has and will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in entering into the Credit Agreement and this Agreement, and in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Agent to take such actions as agent on its behalf and to exercise such powers

Exhibit 10.16

under the Credit Agreement and the other Loan Documents as are delegated to the Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. Upon the Increase Effective Date, the Additional Lender shall make available to the Agent Revolving Loans in an amount sufficient to cause the outstanding Revolving Loans then held by all Revolving Lenders to be repaid such that the outstanding Revolving Loans held by each Revolving Lender following such repayment are pro rata in accordance with the Revolving Commitment of each such Revolving Lender after giving effect to this Agreement.

VIII.	MISCELLANEOUS.

A.    Each party hereto agrees, that except as specifically amended hereby, the Loan Documents shall remain unmodified and in full force and effect.

B.    On and after the date hereof, references in the Credit Agreement or in any other Loan Document to the Loan Documents shall be deemed to be references to the Loan Documents as amended hereby and as further amended, restated, modified or supplemented from time to time. This Agreement shall constitute a Loan Document.

C.    This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic mail message shall be effective as delivery of a manually executed counterpart of this Agreement.

D.    This Agreement shall be construed in accordance with and governed by the law of the State of New York. Section 9.09 of the Credit Agreement is incorporated herein by reference, mutatis mutandis.

E.    Any provision in this Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.

BCI IV OPERATING PARTNERSHIP LP,
a Delaware limited partnership

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BLACK CREEK INDUSTRIAL REIT IV INC.,
a Maryland corporation

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV ONTARIO IC LP,
a Delaware limited partnership

By:	BCI IV Ontario IC GP LLC,
a Delaware limited liability company, its general partner

By:	BCI IV Operating Partnership LP,
a Delaware limited liability company, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV MEDLEY IC LLC,
a Delaware limited liability company

By:	BCI IV Operating Partnership LP,
a Delaware limited liability company, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV ONTARIO DC LP,
a Delaware limited partnership

By:	BCI IV Ontario DC GP LLC,
a Delaware limited liability company, its general partner

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV PARK 429 LOGISTICS CENTER LLC,
a Delaware limited liability company

By:	BCI IV Operating Partnership LP,
a Delaware limited partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV PESCADERO DC LP,
a Delaware limited partnership

By:	BCI IV Pescadero DC GP LLC,
a Delaware limited liability company, its general partner

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV GOTHARD IC LP,
a Delaware limited partnership

By:	BCI IV Gothard IC GP LLC,
a Delaware limited liability company, its general partner

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV MIDWAY IC LLC,
a Delaware limited liability company

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV EXECUTIVE AIRPORT DC LLC,
a Delaware limited liability company

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV IRON RUN DC LLC,
a Delaware limited liability company

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV ELGIN DC LLC,
a Delaware limited liability company

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV AIRPORT IC LP,
a Delaware limited partnership

By:	BCI IV Airport IC GP LLC,
a Delaware limited liability company, its general partner

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV FONTANA DC LP,
a Delaware limited partnership

By:	BCI IV Fontana DC GP LLC,
a Delaware limited liability company, its general partner

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV ADDISON DC II LLC,
a Delaware limited liability company

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV KELLY TRADE CENTER LP,
a Delaware limited partnership

By:	BCI IV Kelly Trade Center GP LLC,
a Delaware limited liability company, its general partner

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV 7A DC LLC,
a Delaware limited liability company

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV QUAKERBRIDGE DC LLC,
a Delaware limited liability company

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV CAMERON BC LLC,
a Delaware limited liability company

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV ELDORADO BP LLC,
a Delaware limited liability company

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV HEBRON AIRPARK LOGISTICS CENTER LLC,
a Delaware limited liability company

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV MONTE VISTA IC LP,
a Delaware limited partnership

By:	BCI IV Monte Vista IC GP LLC,
a Delaware limited liability company, its general partner

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV KING OF PRUSSIA INDUSTRIAL CENTER LLC,
a Delaware limited liability company

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV EDISON DC LLC,
a Delaware limited liability company

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV 395 DC LLC,
a Delaware limited liability company

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV I-80 DC LLC,
a Delaware limited liability company

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV 485 DC LLC,
a Delaware limited liability company

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV AVENUE B INDUSTRIAL CENTER LLC,
a Delaware limited liability company

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV WESTON BC LLC,
a Delaware limited liability company

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Craig V. Koshkarian
Name:	Craig V. Koshkarian
Title:	Vice President

ZIONS BANCORPORATION, N.A. DBA VECTRA
BANK COLORADO, as a Lender

By:	/s/ H. Shaw Thomas
Name:	H. Shaw Thomas
Title:	Senior Vice President

CONSENTED TO:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Issuing Bank and Swingline Lender

By:	/s/ Craig V. Koshkarian
Name:	Craig V. Koshkarian
Title:	Vice President

CONSENTED TO:

BANK OF AMERICA, N.A.,
as Issuing Bank and Swingline Lender

By:	/s/ Kyle Pearson
Name:	Kyle Pearson
Title:	Vice President

SCHEDULE A
TO INCREMENTAL COMMITMENT ASSUMPTION AGREEMENT

Additional Lender	Incremental Revolving Commitment	2019 Incremental Term Commitment
Zions Bancorporation, N.A. dba Vectra Bank Colorado	$15,000,000	$15,000,000
Total	$15,000,000	$15,000,000

SCHEDULE B
TO INCREMENTAL COMMITMENT ASSUMPTION AGREEMENT

Aggregate Revolving Commitments, Incremental Term Commitments, and funded Incremental Term Loans after giving effect to the Incremental Commitments and funding of the Requested Incremental Term Loan

Name	Revolving Commitment and Percentage		Incremental Term Commitment and Percentage		Funded Incremental Term Loans and Percentage
Wells Fargo Bank, National Association	$50,000,000.00	15.873015870%	$12,000,000.00	5.581395349%	$6,000,000.00	5.581395349%
Bank of America, N.A.	$50,000,000.00	15.873015870%	$12,000,000.00	5.581395349%	$6,000,000.00	5.581395349%
U.S. Bank National Association	$43,000,000.00	13.650793650%	$24,000,000.00	11.162790700%	$12,000,000.00	11.162790700%
JPMorgan Chase Bank, N.A.	$40,000,000.00	12.698412700%	$2,000,000.00	0.930232558%	$1,000,000.00	0.930232558%
Regions Bank	$37,000,000.00	11.746031750%	$30,000,000.00	13.953488370%	$15,000,000.00	13.953488370%
PNC Bank, National Association	$25,000,000.00	7.936507937%	$35,000,000.00	16.279069770%	$17,500,000.00	16.279069770%
Bank of Montreal	$22,000,000.00	6.984126984%	$33,000,000.00	15.348837210%	$16,500,000.00	15.348837210%
Capital One, N.A.	$22,000,000.00	6.984126984%	$33,000,000.00	15.348837210%	$16,500,000.00	15.348837210%
Associated Bank, National Association	$11,000,000.00	3.492063492%	$19,000,000.00	8.837209302%	$9,500,000.00	8.837209302%
Zions Bancorporation, N.A. dba Vectra Bank Colorado	$15,000,000.00	4.761904762%	$15,000,000.00	6.976744186%	$7,500,000.00	6.976744186%
Total	$315,000,000.00	100.000000000%	$215,000,000.00	100.000000000%	$107,500,000.00	100.000000000%